================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                        Commission File Number 000-31090

                             SYSTEMS EVOLUTION INC.

                                -----------------
                           (Exact name of registrant)

           IDAHO                                     82-0291029
          --------                                   ----------
   (State of incorporation)             (I.R.S. Employer Identification No.)


             10707 Corporate Drive, Suite 156, Stafford, Texas 77477
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (281) 265-7075
                         (Registrant's telephone number)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d -2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e -4(c))

--------------------------------------------------------------------------------

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 31, 2004, Systems Evolution Inc. (we or the "Corporation") executed an agreement (the "Purchase Agreement") with certain institutional and accredited investors (the "Purchasers") under which the Corporation agreed to sell and the Purchasers agreed to purchase convertible promissory notes due August 31, 2007 (each, a "Note") in the aggregate principal amount of up to $2,500,000 bearing interest at the rate of 8% per annum and convertible into shares of the Corporation's Common Stock at a conversion price (the "Conversion Price") of $0.05 per share. Reference is made to Item 2.03 below in this report for a description of the terms of the Notes and the Purchase Agreement.

         On September 9, 2004 (the "Closing Date"), we completed the sale of an aggregate of $1,825,000 in Notes and accompanying Warrants under the Purchase Agreement which resulted in net proceeds to the Corporation of $1,542,417. The Notes are initially convertible into 36,500,000 shares of Common Stock. The September 15, 2004 press release is attached as Exhibit 99.1 to this report.

         The Notes were issued together with warrants, denominated Series A, B, C and D warrants (each, a "Warrant"), to purchase in the aggregate 36,500,000 shares of our Common Stock. Each investor received Warrants to purchase shares of Common Stock equal to the number of shares of Common Stock that are issuable upon full conversion of that investor's Note, each investor receiving an equal number of each of the four series of Warrants. The Series A Warrants are exercisable at $.06 per share commencing on the Closing Date and expire 90 days after the registration statement that we are required to file under the registration rights agreement referred to below has been declared effective by the Securities and Exchange Commission (the "Commission"). The Series B Warrants are exercisable at $.07 per share commencing on the Closing Date and expire 180 days after such registration statement is declared effective. The Series C Warrants are exercisable at $.08 per share commencing on the Closing Date and expire 270 days after such registration statement is declared effective. The Series D Warrants are exercisable at $.15 per share commencing on the Closing Date and expire five years from the Closing Date. In addition, the Corporation and the Purchasers executed a Registration Rights Agreement (the "Registration Rights Agreement") under which we have agreed to register the shares (the "Shares") underlying the Notes and Warrants with the Commission under the Securities Act of 1933, as amended.

         On August 31, 2004, the we entered into a Lock-Up Agreement with the following of our shareholders: Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson (the "Shareholders"). In this Agreement, the Shareholders agreed with us not to sell or otherwise dispose of any of the shares of Common Stock of the Corporation owned by them for a period of two (2) years following the date of this Agreement.

ITEM 2.03. CREATION  OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Convertible Notes due 2007

         On September 9, 2004, we completed the sale of an aggregate of $1,825,000 principal amount of Notes, initially convertible into an aggregate of 36,500,000 shares of Common Stock, together with Warrants to purchase an additional 36,500,000 shares of Common Stock. The Notes have been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of August 31, 2004 (the "Purchase Agreement"), by and among the Corporation and the purchasers listed therein (the "Holders"). Reference is made to Item 1.01 above in this report for a description of the transactions in connection with the Purchase Agreement.

         Maturity. The Notes are due August 31, 2007, unless prepayment of the Notes is required in certain events, as described below.

         Conversion. The Notes are convertible at five ($.05) cents per share, subject to proportionate adjustment for stock splits, stock combinations, and stock dividends and distributions (the "Conversion Price"). In addition, the Notes provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Corporation or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Corporation.

         Adjustments to Conversion Price. If we issue or sell any shares of additional shares of common stock or issues options or other convertible securities ("Common Stock Equivalents") at a price per share less than the Conversion Price then in effect or without consideration (or, in the case of a Common Stock Equivalent where the aggregate of the price per share for which additional shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Corporation for issuance of such Common Stock equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent is less than the applicable Conversion Price then in effect), then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid (or deemed to be paid, in the case of a Common Stock Equivalent) for such additional shares of Common Stock. In the case of a Common Stock Equivalent, the adjustment is recalculated if the particular option or conversion right expires unexercised or the exercise or conversion price is increased. The above adjustment for additional shares of Common Stock or Common Stock Equivalents do not apply to: any transaction involving (i) the Corporation's issuance of any securities (other than for cash) in connection with a merger, acquisition or consolidation of the Corporation, (ii) the Corporation's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Corporation's issuance of securities in connection with bona fide firm underwritten public offerings of its securities, (iv) the Corporation's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Corporation's stock option plans and employee stock purchase plans as they exist at the date of the Purchase Agreement, (v) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of the date of the Purchase Agreement, (vi) any Warrants issued to the Holders and any warrants issued to the placement agent for the transactions contemplated by the Purchase Agreement, or (vii) the payment of any interest on the Notes.

         Limit on Ownership. The Notes provide that, unless waived by the Holder, at no time may a Holder convert all or a portion of its Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) more than 4.9% of all of the Common Stock outstanding at such time.

         Interest. The outstanding principal balance of each Note bears interest, in arrears, at eight percent (8%) per annum, payable semi-annually at the option of the Corporation in cash or in registered shares of the Corporation's Common Stock. The number of shares of Common Stock to be issued as payment of accrued and unpaid interest is determined by dividing (a) the total amount of accrued and unpaid interest to be converted into Common Stock by (b) the Conversion Price. Interest is computed on the basis of a 360-day year of twelve (12) 30-day months and accrues commencing August 31, 2004. Upon the occurrence of an Event of Default (as defined below), then to the extent permitted by law, the Corporation is required to pay interest to the holder of each outstanding Note ("Holder" or "Holders"), on demand, on the outstanding principal balance of the Note from the date of the Event of Default until such Event of Default is cured at the rate of the lesser of twelve percent (12%) and the maximum applicable legal rate per annum.

         Events of Default. The occurrence of any of the following events shall be an event of default under the Notes ("Events of Default"):

         (1) our failure to make the payment of any amount of principal outstanding on the date such payment is due;

         (2) our failure to make any payment of interest in cash or shares of Common Stock for a period of five (5) days after the date such interest is due;

         (3) with certain exceptions, failure of the Registration Statement filed with the Commission (the "Registration Statement") to register the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants to be declared effective by the Commission on or prior to the date which is one hundred fifty (150) days after the closing date;

         (4) the suspension from listing, without subsequent listing on any one of, or the failure of our Common Stock to be listed on at least one of the OTC Bulletin Board, Nasdaq National Market, Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five
(5) consecutive trading days;

         (5) our notice to the Holder, including by way of public announcement, at any time, of our inability to comply or our intention not to comply with proper requests for conversion of a Note or Notes into shares of Common Stock;

         (6) our failure to (i) timely deliver the shares of Common Stock upon conversion of the Notes or any interest accrued and unpaid, (ii) timely file the Registration Statement or (iii) make the payment of any fees and/or liquidated damages under the Notes, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) is not remedied within three (3) business days after the incurrence thereof;

         (7) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holders for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the cause of such lapse or unavailability is not due to factors primarily within the control of the Holders;

         (8) we default in the performance or observance of (i) any material covenant, condition or agreement contained in the Notes, with certain exceptions, and such default is not fully cured within five (5) business days after the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Notes or the Registration Rights Agreement not covered by the above-listed Events of Default, and such default is not fully cured within five (5) business days after the occurrence thereof;

         (9) any material representation or warranty made by the Corporation in the Notes or in the Purchase Agreement, the Registration Rights Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made;

         (10) we (i) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (as defined in the Notes and other than the Indebtedness represented by the Notes) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity;

         (11) we (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Corporation or of all or a substantial part of our property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic),
(iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against us in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of our operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

         (12) a proceeding or case shall be commenced in respect of the Corporation, without our application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of our debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Corporation or of all or any substantial part of our assets in connection with the liquidation or dissolution of the Corporation or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Corporation or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Corporation and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days;

         (13) our failure to instruct our transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), and issue such unlegended certificates to the Holder within three (3) business days of the Holder's request so long as the Holder has provided the standard representations regarding the Rule 144 sale and, in our reasonable judgment, all requirements relative to sales of securities under Rule 144 have been or will be complied with in such sale;

         (14) our failure to pay any amounts due to the Holder under the Notes or the Purchase Agreement or the Registration Rights Agreement within three (3) business days of receipt of notice to the Corporation; or

         (15) the occurrence of an Event of Default under the Notes held by other Holders.

         Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holders may at any time at their option,
(1) declare the entire unpaid principal balance of the Notes, together with all interest accrued thereon, to be accelerated and due and payable; provided, however, that upon the occurrence of an Event of Default described in clauses
(11) or (12) of the preceding paragraph, the outstanding principal balance and accrued interest of the Notes shall be automatically due and payable and (ii) that upon the occurrence of an Event of Default described in clauses (3) through
(10) of the preceding paragraph, demand the prepayment of the Notes; (2) demand that the principal amount of the Notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the then effective Conversion Price per share; or (3) exercise or otherwise enforce any one or more of the Holders' rights, powers, privileges, remedies and interests under the Notes, the Purchase Agreement, the Registration Rights Agreement or applicable law. The Notes provide further that no course of delay on the part of the Holders shall operate as a waiver of an Event of Default or otherwise prejudice the rights of the Holder.

         Prepayments Upon an Event of Default or Certain Other Events. Upon the occurrence of an Event of Default described in clauses (3) through (13) set forth above in the paragraph listing the Events of Default, the Holder have the right, at their option, to require the Corporation to prepay in cash all or a portion of the Notes at a price equal to one hundred ten percent (110%) of the aggregate principal amount of the Note plus all accrued and unpaid interest.

         Upon the occurrence of a Major Transaction (as defined below), the Holders have the right, at the their option, to require us to prepay in cash all or a portion of the Holders' Notes at a price equal to one hundred percent (100%) of the aggregate principal amount of the Notes plus all accrued and unpaid interest. A Major Transaction is defined in the Notes to include (i) the consolidation, merger or other business combination of the Corporation with or into another Person (as defined in the Notes), other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or (B) a consolidation, merger or other business combination in which holders of the Corporation's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of more than fifty percent (50%) of the Corporation's assets (based on the fair market value as determined in good faith by the Corporation's Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

         In addition, after a Triggering Event (as defined below), the Holders have the right, at their option, to require us to prepay all or a portion of the Holders' Notes in cash at a price equal to one hundred twenty percent (120%) of the aggregate principal amount of the Notes plus all accrued and unpaid interest. A Triggering Event is deemed to occur if, with certain exceptions (i) so long as any Notes are outstanding, the effectiveness of the Registration Statement, after it becomes effective, (A) lapses for any reason (including, without limitation, the issuance of a stop order) or (B) is unavailable to the Holder for sale of the shares of Common Stock, and such lapse or unavailability continues for a period of twenty (20) consecutive trading days, and the shares of Common Stock into which the Holder's Notes can be converted cannot be sold in the public securities market pursuant to Rule 144(k) under the Securities Act, provided that the cause of such lapse or unavailability is not due to factors primarily within the control of the Holder of the Notes; (ii) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, Nasdaq National Market, Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., for a period of five (5) consecutive Trading Days; (iii) our notice to any Holder of the Notes, including by way of public announcement, at any time, of our inability to comply (including for reasons of insufficient shares of Common Stock available for conversion) or our intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or (iv) our failure to comply with a Conversion Notice tendered in accordance with the provisions of the Notes within ten (10) business days after the receipt by us of the Conversion Notice.

         Prepayment if Holders are Unable to Convert. If we are unable to fully convert a Note or Notes presented for conversion, due to our not having a sufficient number of shares available for the conversion request or not having such shares covered by an effective Registration Statement, we may be required to prepay the portion of the Note or Notes so presented for conversion at the Triggering Event prepayment price described above.

Note and Warrant Purchase Agreement

         The Notes and Warrants have been issued under the Purchase Agreement, which is dated August 31, 2004. Certain of the covenants we have made under the Purchase Agreement are described below.

         Right of First Refusal. The Purchase Agreement provides for a right of first refusal in favor of the Holders for subsequent financings in capital raising transactions. The following transactions, however, are excepted from this right of first refusal: (1) our issuance of any securities (other than for cash) in connection with a merger, acquisition or consolidation of the Company,
(2) our issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (3) our issuance of securities in connection with bona fide firm underwritten public offerings of our securities, (4) our issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to our stock option plans and employee stock purchase plans as they now exist, (5) issuances of Common Stock as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of the date of the Purchase Agreement, (6) any Warrants issued to the Holders and any warrants issued in the placement of the Notes and Warrants, or (7) Common Stock issued for the payment of any interest on the Notes.

         No Sale of Assets Without Holders Consent. So long as the Notes remain outstanding, we have agreed that we will not sell, transfer or otherwise dispose of any of our properties, assets and rights including, without limitation, our software and intellectual property, to any person except for sales to customers in the ordinary course of business or with the prior written consent of the Holders of a majority of the principal amount of the Notes then outstanding.

Registration Rights Agreement

         We have entered into a Registration Rights Agreement, dated as of August 31, 2004 ("Registration Rights Agreement"), with the Holders of the Notes. The Registration Rights Agreement requires that, on or prior to October 9, 2004, we prepare and file with the Commission a "resale" registration statement covering all of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. We are required to use our best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the date that is 150 days from the September 9, 2004 Closing Date and to keep such registration statement continuously effective under the Securities Act until such date as is the earlier of (1) the date when all securities covered by such registration statement have been sold or (2) the date on which the securities may be sold without any restriction pursuant to Rule 144 under the Securities Act.

         We will be in default under the Notes if we do not file the Registration Statement on or prior to October 9, 2004, or if the registration statement is not declared effective by the Commission on or prior to February 7, 2004 (150 days from the September 9, 2004 Closing Date).

Description of Warrants

         In connection with the issuance and sale of the Notes, we issued Series A, B, C, and D Warrants to purchase in the aggregate 36,500,000 shares of our Common Stock. Each investor received Warrants to purchase shares of Common Stock equal to the number of shares of Common Stock that are issuable upon full conversion of that investor's Note, each investor receiving an equal number of each of the four series of Warrants. The Series A Warrants are exercisable at $.06 per share commencing on the September 9, 2004 Closing Date and expire 90 days after the registration statement that we are required to file under the Registration Rights Agreement referred to below has been declared effective by the Commission. The Series B Warrants are exercisable at $.07 per share commencing on the Closing Date and expire 180 days after such registration statement is declared effective. The Series C Warrants are exercisable at $.08 per share commencing on the Closing Date and expire 270 days after such registration statement is declared effective. The Series D Warrants are exercisable at $.15 per share commencing on the Closing Date and expire five years from the Closing Date.

         The Warrants provide for corresponding adjustments to the exercise price then in effect ("Exercise Price") to reflect stock dividends, subdivisions and combinations. The Warrants also provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Corporation or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Corporation.

         If we issue or sell any shares of additional shares of common stock or issues options or other convertible securities ("Common Stock Equivalents") at a price per share less than the Exercise Price or without consideration (or, in the case of a Common Stock Equivalent where the aggregate of the price per share for which additional shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Corporation for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent is less than the applicable Exercise Price then in effect), then the Exercise Price upon each such issuance shall be reduced to a price equal to the consideration per share paid (or deemed to be paid, in the case of a Common Stock Equivalent) for such additional shares of Common Stock. In the case of a Common Stock Equivalent, the adjustment is recalculated if the particular option or conversion right expires unexercised or the exercise or conversion price is increased. The above adjustment for additional shares of Common Stock or Common Stock Equivalents do not apply to: any transaction involving (1) securities issued pursuant to a bona fide firm underwritten public offering of the our securities, (2) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the Closing Date or issued pursuant to the Purchase Agreement, (3) securities issued in connection with strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (4) the issuance of shares of Common Stock or the issuance or grants of options to purchase shares of Common Stock pursuant to our stock option plans and employee stock purchase plans as they now exist, (5) the Common

Stock issuable upon exercise of the Warrants, (6) the payment of any interest on the Notes, (7) securities issued (other than for cash) in connection with a merger, acquisition or consolidation of the Corporation, and (8) any warrants issued to placement agents for the transactions contemplated by the Purchase Agreement.

Commencing ninety (90) days following the date of effectiveness of the registration statement covering the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, we may, at our option, call up to one hundred percent (100%) of the Warrants where the market value of the Common Stock has been greater than two hundred fifty percent (250%) of the particular Warrant's Exercise Price for a period of ten (10) consecutive trading days immediately prior to the date of delivery of the call notice. In the event the Warrants so called are not exercised, we would pay One Cent ($.01) per called Warrant share.

Placement Agent Warrants. In connection with the Note Purchase Agreement, on August 31, 2004 we issued five-year warrants to two financial consulting firms to purchase an aggregate of 21,600,000 shares of Common Stock, exercisable at $.05 per share. We had previously in August, 2004, issued warrants to purchase an aggregate of 2,250,000 shares of Common Stock, exercisable at $.001 per share to these firms, which warrants were fully exercised in August, 2004.

Lock-Up Agreement

         On August 31, 2004, the we entered into a Lock-Up Agreement with the following of our shareholders: Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson (the "Shareholders"). In this Agreement, the Shareholders agreed with the Corporation that the Shareholders will not offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Corporation or any affiliate of the Corporation or any person in privity with the Corporation or any affiliate of the Corporation), directly or indirectly, any of the shares of Common Stock of the Corporation owned by them for a period of two (2) years following the date of this Agreement.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES, NOTE PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, WARRANTS AND LOCK-UP AGREEMENT SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH DOCUMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THIS REPORT.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         (a) The following table sets forth the sales of unregistered securities since the Corporation's last report filed under this item or its last periodic report.


                                                                                            PRICE/
DATE             TITLE AND AMOUNT*                       PURCHASER        UNDERWRITER       UNDERWRITING DISCOUNTS
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     $1,825,000 principal amount of 8%       Private                 NA         $1,825,000/$246,835
2004             convertible promissory notes due        Investors
                 August 31, 2007,  convertible  into an
                 aggregate of  36,500,000 shares of
                 Common Stock,  issued  pursuant to a
                 Note and Warrant Purchase Agreement,
                 dated August 31, 2004
---------------- --------------------------------------- ---------------- ----------------- --------------------------



                                                                                            PRICE/
DATE             TITLE AND AMOUNT*                       PURCHASER        UNDERWRITER       UNDERWRITING DISCOUNTS
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Series A Warrants to purchase an        Private                 NA                   NA/NA
2004             aggregate of 9,125,000 shares of        Investors
                 common  stock  issued  pursuant to the
                 August 31, 2004 Note and Warrant
                 Purchase  Agreement for the 8%
                 convertible  promissory notes
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Series B Warrants to purchase an        Private                 NA                   NA/NA
2004             aggregate of 9,125,000 shares of        Investors
                 common  stock  issued  pursuant to the
                 August 31, 2004 Note and Warrant
                 Purchase  Agreement for the 8%
                 convertible  promissory notes
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Series C Warrants to purchase an        Private                 NA                   NA/NA
2004             aggregate of 9,125,000 shares of        Investors
                 common  stock  issued  pursuant to the
                 August 31, 2004 Note and Warrant
                 Purchase  Agreement for the 8%
                 convertible  promissory notes
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Series D Warrants to purchase an        Private                 NA                   NA/NA
2004             aggregate of 9,125,000 shares of        Investors
                 common  stock  issued  pursuant to the
                 August 31, 2004 Note and Warrant
                 Purchase  Agreement for the 8%
                 convertible  promissory notes
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Warrants to purchase an aggregate of    Financial               NA                   NA/NA
2004             14,400,000  shares of common stock      Consultant
---------------- --------------------------------------- ---------------- ----------------- --------------------------
September 9,     Warrants to purchase an aggregate of    Financial               NA                   NA/NA
2004             7,200,000 shares of common stock        consultant
---------------- --------------------------------------- ---------------- ----------------- --------------------------



* The Notes and Warrants listed in the table were issued to a limited number of accredited investors and therefore the transactions were exempt from registration under Section 4(2) of the Securities Act, as transactions not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit No.     Description

          4.2 Note and Warrant Purchase Agreement dated as of August 31, 2004 by and among Systems Evolution, Inc. and the Purchasers related to the sale of the Notes and Warrants.

          4.3 Form of 8% Convertible Promissory Note due August 31, 2007 issued by Systems Evolution, Inc. to the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004

          4.4 Form of Series A Warrant issued to the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004.

          4.5 Form of Series B Warrant issued to the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004.

          4.6 Form of Series C Warrant issued to the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004.

          4.7 Form of Series D Warrant issued to the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004.


          10.4 Registration Rights Agreement dated as of August 31, 2004 by and among Systems Evolution, Inc. and the Purchasers under the Note and Warrant Purchase Agreement, dated August 31, 2004.

          10.5 Lock-Up Agreement, dated as of August 31, 2004, by and among Systems Evolution, Inc. and Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson.


          99.1      Press Release dated September 15, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYSTEMS EVOLUTION, INC.

Dated:  September 15, 2004              By:  /s/ Robert C. Rhodes
                                          --------------------------------------
                                          Robert C. Rhodes
                                          Chief Executive Officer